UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Materials Pursuant to §240.14a-12

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

☒	No Fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

Dear Investor,

The Board of Directors of your American Century Investments® fund(s) is holding a Special Meeting on June 16, 2010.

Please review the proxy material, which outlines the proposals impacting your fund(s).

Click here to view the Proxy Statement.

To view the Proxy Statement online you may need Adobe Acrobat Reader. Click here to download the Adobe Acrobat Reader.

A list of your individual accounts appears below.

Fund name	Control Number
-FUND-	-CNTLNUM-

To vote all your accounts as the board recommends, please click on the 'Vote with management' button below.

Vote with management

To vote each proposal or account individually, please click on the 'Vote each proposal or account individually' button below.

Vote each proposal or account individually

This email includes information about Services and Products offered by American Century Investments. If you prefer not to receive this type of information in the future, you may unsubscribe at any time.

Privacy and Security Policy

American Century Investment Services, Inc., Distributor

4500 Main St.
Kansas City, MO 64111

©2010 American Century Proprietary Holdings, Inc. All Rights Reserved.

Dear Investor,

The Board of Directors of your American Century Investments® fund is holding a Special Meeting on June 16, 2010.

Please review the proxy material, which outlines the proposals impacting your fund.

Click here to view the Proxy Statement.

To view the Proxy Statement online you may need Adobe Acrobat Reader. Click here to download the Adobe Acrobat Reader.

To vote your account as the board recommends, please click on the 'Vote with management' button below.

Vote with management

To vote each proposal individually, please click on the 'Vote each proposal individually' button below.

Vote each proposal individually

This email includes information about Services and Products offered by American Century Investments. If you prefer not to receive this type of information in the future, you may unsubscribe at any time.

Privacy and Security Policy

American Century Investment Services, Inc., Distributor

4500 Main St.
Kansas City, MO 64111

©2010 American Century Proprietary Holdings, Inc. All Rights Reserved.

Your vote counts!

Vote today to avoid reminder notices in the weeks to come.

We’ve made voting easy.  After reviewing the enclosed proxy information, vote using one of the following methods.

Internet	Telephone	Mail

1. Go to www.proxyweb.com.	1. Call toll-free 1-888-221-0697.	1. Complete and sign the proxy card.

2. Enter the number that appears in the gray box on the left-hand side of your proxy card.	2. Enter the number that appears in the gray box on the left-hand side of your proxy card	2. Return the card in the postage- paid return envelope.

3. Follow the instructions on the site.	3. Follow the recorded instructions.

Please do not mail the proxy card if you vote by internet or telephone.  Thank you for your participation and your continued support of American Century Investments®.

®2010 American Century Proprietary Holdings, Inc. All rights reserved.

866-450-8467

Proxy Training Guide
American Century Investments 2010

Final 3.29.10          Page 1 of 16    Confidential - For Internal Use Only

American Century Investments 2010
Important Points and Proposals

Meeting Date/Time: June 16th, 2010 @ 10:00 AM CT
Meeting Location: 4500 Main Street, Kansas City, Missouri, 64111
Date of Record:  March 19th, 2010
Proxy Mailed on or about: April 5th, 2010
Two Proposals

1.	To approve the election of one nominated Director/Trustee to the Board of Directors/Trustees. (Voted on by all Funds) (See pages 13–15 of proxy statement for reference)

Independent Nominee:

•	Mr. Frederick L. A. Grauer, Director/Trustee since 2008
•	Year of Birth: 1946
•	Principal Occupation During the Past Five Years: Senior Advisor, BlackRock Inc. (2010 to present), Senior Advisor, Barclays Global Advisors (2003 to 2009)
•	Number of Funds in Fund Complex Overseen by Director: 41
•	The other members of the Boards have nominated Mr. Grauer for election by shareholders at the Meeting.

2.	To approve new management agreements. (Voted on by certain Funds only, see CUSIP chart) (See pages 29-31 of proxy statement for reference)

•
On February 16, 2010, Co-Chairman Richard W. Brown succeeded James E. Stowers, Jr., the 86-year old founder of American Century Investments as Trustee of a trust that holds a greater-than-25% voting interest in American Century Companies, Inc. (“ACC”). Under the Investment Company Act of 1940, this interest is presumed to represent control of ACC even though it is less than a majority interest.

•
Because ACC is the parent company of the Fund’s advisors, this change of trustee is considered an assignment of the Fund’s management agreements. Under the 1940 Act, an assignment requires the automatic termination of each Fund’s management agreement.

•
To ensure the continuity of advisory services to the Funds after the termination of the previous agreements, shareholders of each Fund are being asked to approve the Proposed Management Agreements with American Century Investment Management Inc. (“ACIM”).

•	The agreements are substantially identical to the recently terminated agreements, and do not change the Funds, their investment objectives or strategies, fees or services provided.

•	If not approved, one or more adjournments may be proposed to permit further solicitation of proxies.

American Century Final Proxy Statement - 10:00 Meeting

Final 3.29.10          Page 2 of 16    Confidential - For Internal Use Only

American Century Investments 2010
Important Points and Proposals

Meeting Date/Time: June 16th, 2010 @ 10:30 AM CT
Meeting Location: 4500 Main Street, Kansas City, Missouri, 64111
Date of Record:  March 19th, 2010
Proxy Mailed on or about: April 5th, 2010

Five Proposals

1.	To approve the election of one nominated Director to the Board of Directors. (Voted on by all Funds) (See pages 13–15 of proxy statement for reference)

Independent Nominee: John R. Whitten

•	Mr. John R. Whitten, Director since 2008
•	Year of Birth: 1946
•	Principal Occupation During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical corp.)
•	Number of Funds in Fund Complex Overseen by Director: 63
•	The other members of the Boards have nominated Mr. Whitten for election by shareholders at the Meeting.

2.	To approve new management agreements. (Voted on by certain Funds only, see CUSIP chart) (See pages 29-31 of proxy statement for reference)

•
On February 16, 2010, Co-Chairman Richard W. Brown succeeded James E. Stowers, Jr., the 86-year old founder of American Century Investments as Trustee of the trust that holds a greater-than-25% voting interest in American Century Companies, Inc. (“ACC”). Under the Investment Company Act of 1940, this interest is presumed to represent control of ACC even though it is less than a majority interest.

•
Because ACC is the parent company of the Fund’s advisors, this change of trustee is considered an assignment of the Fund’s management agreements. Under the 1940 Act, an assignment requires the automatic termination of each Fund’s management agreement.

•
To ensure the continuity of advisory services to the Funds after the termination of the previous agreements, shareholders of each Fund are being asked to approve the Proposed Management Agreements with American Century Investment Management Inc. (“ACIM”).

•	The agreements are substantially identical to the recently terminated agreements, and do not change the Funds, their investment objectives or strategies, fees or services provided.

•
For reasons of organizational simplification, American Century has determined to merge American Century Global Investment Management Inc. (“ACGIM”) and ACIM, resulting in a single investment advisor. This merger will eliminate the need for multiple investment management agreements with certain issuers previously necessary because of the separation of duties of the two entities.

•	If not approved, one or more adjournments may be proposed to permit further solicitation of proxies.

Final 3.29.10          Page 3 of 16    Confidential - For Internal Use Only

3.
To approve a subadvisory agreement between American Century Investment Management, Inc. and Northern Trust Investments, N.A. (Voted on by the Equity Index Fund Only – CUSIP _______)
(See pages 43-47 of proxy statement for reference)

•	American Century Investment Management, Inc. (the “Advisor”) currently serves as investment advisor to the Equity Index Fund.

•
As described in Proposal 2, the Advisor’s parent company, American Century Companies, Inc., recently experienced a change in control. This resulted in the automatic termination of the current subadvisory agreement between the Advisor and the Equity Index Fund’s subadvisor, Northern Trust Investments, N.A. (“NTI”).

•	A proposed subadvisory agreement must be approved by the shareholders in order to ensure the continuity of advisory services provided to the Equity Index Fund by NTI.

•	The agreement is substantially identical to the recently terminated agreement, and does not change the Fund, its investment objective or strategies, fees (p.45) or services provided (p.44).

4.
To approve a subadvisory agreement between American Century Investment Management Inc. and Templeton Investments Counsel, LLC. (Voted on by the International Value Fund Only – CUSIP _______) (See pages 47-50 of proxy statement for reference)

•	American Century Investment Management, Inc. (the “Advisor”) currently serves as investment advisor to the International Value Fund.

•
As described in Proposal 2, the Advisor’s parent company, American Century Companies, Inc., recently experienced a change in control. This resulted in the automatic termination of the current subadvisory agreement between the Advisor and the International Value Fund’s subadvisor, Templeton Investments Counsel, LLC. (“Templeton”).

•	A proposed subadvisory agreement must be approved by the shareholders in order to ensure the continuity of advisory services provided to the International Value Fund by Templeton.

•	The agreement is substantially identical to the recently terminated agreement, and does not change the Fund, its investment objective or strategies, fees (p.49) or services provided (p.48).

5.
To approve an amendment to the Fund’s Articles of Incorporation. (Voted on by the American Century Capital Portfolios, Inc., American Century Mutual Funds Inc., and American Century World Mutual Funds, Inc. ONLY – See CUSIP chart ) (See pages 51-52 of proxy statement for reference)

•
Directors of public companies, including American Century Portfolios, Inc., American Century Mutual Funds, Inc. and American Century World Mutual Funds, Inc., may be subject to substantial personal liability for actions taken or omitted by them as directors.

•
Under the law of Maryland, the state in which the Amending Issuers are incorporated, directors have the ultimate responsibility for managing the business affairs of a corporation. However, corporations are permitted to provide directors with limited protection from personal liability.

Final 3.29.10          Page 4 of 16    Confidential - For Internal Use Only

•
The Maryland law that affords additional protection to directors from personal liability does not change a director’s duty of care, but it does authorize a corporation to limit monetary liability for violations of that duty.

•
The Board has determined that amending the Articles of Incorporation to limit the personal liability of directors to the full extent of permitted by Maryland Law would encourage the continued services of its directors, and attract other qualified and experienced individuals.

Anticipated Shareholder Common Questions:

•	What is the purpose of these provisions?
o
Maryland law authorizes a Maryland corporation to include in its Articles of Incorporation a provision that limits the ability of the corporation and its shareholders to recover monetary damages from a director.  However, to the extent (1) a director improperly received a benefit because of his actions, or (2) it is determined a director’s actions amounted to active and deliberative dishonesty; he will not be protected under such a provision.  Similarly, under the 1940 Act, these provisions cannot protect a director from liability if he acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

•	Why are AC Funds proposing this Amendment?
o
This proposal is intended to achieve consistency across all of American Century’s issuers served by this board and to provide Fund Directors with the maximum protection allowed under applicable state corporation statutes. In addition, these types of provisions help to attract and retain qualified and experienced individuals.

•	Is this a common Mutual Fund practice?
o
It is not uncommon for a corporation to provide its Directors with limited protection from personal liability if the laws of the state of incorporation, allow it. The lawmakers of Maryland have determined this type of protection for Directors is reasonable. It is already provided for in other ACI issuers, other than the three issuers voting on the proposal.

Pending Litigation Disclosed in KC Proxy Statement:
In the KC proxy statement, we are disclosing pending litigation against ACIM and ACGIM, which relates to investments held by two of our funds (Ultra and International Discovery) in offshore Internet gaming companies made in 2005 and 2006.  In both actions the plaintiffs allege that the funds invested in publicly-traded companies that were running Internet gambling businesses in violation of U.S. laws, that the funds’ former investments in them were improper, and that losses on those investments entitle the plaintiffs to compensation.  American Century believes the lawsuits are without merit and is defending them vigorously.  At the time of the investments, the legal status of online gaming in the U.S. was unclear.  The funds completely liquidated their holdings in these companies prior to the enactment of clarifying federal legislation in October 2006.

Recently, two similar cases against other investment advisors with nearly identical facts have been dismissed and American Century is optimistic that the two lawsuits against it will be similarly dismissed.  In any event, we do not believe the lawsuits are likely to have a material adverse effect on the funds or ACIM/ACGIM’s ability to provide services to the funds.

To view the complete amendment to the Issuers’ Articles of Incorporation, see page 52 of the proxy.

American Century Final Proxy Statement - 10:30 Meeting

Final 3.29.10          Page 5 of 16    Confidential - For Internal Use Only

American Century Investments Fact Finder

Client: American Century Investments 2010

# of Proposals:  2 Proposals (10:00 AM CT), 5 Proposals (10:30 AM CT)

Meeting Date/Time: June 16th, 2010 @ 10:00 AM CT, 10:30 AM CT

Meeting Location: 4500 Main Street, Kansas City, Missouri, 64111

Voting Requirements: Proposal 1 – Plurality, All other Proposals - 1940 Act

Date of Record: March 19th, 2010

E-Mail Proxy Info:                                           Yes X       No _

Warm Transfer:                                              Yes X       No _

Proxy Mail Date: April 1st, 2010

Description of Envelope: 6” X 9” – (Internal - Any Identifiable Markings on the Envelope?)

Inbound # to Vote: 866-450-8467

Touch Tone Vote #: Registered: 888-221-0697
                                    Beneficial: 800-690-6903

Internet Vote Web Site:  Registered: www.proxyweb.com
                                            Beneficial: www.proxyvote.com

Client Customer Service #: 800-345-2021

Client Web Site:  www.americancentury.com

Fund Names/Classes/Cusips/Tickers:  See CUSIP Matrix

Final 3.29.10          Page 6 of 16    Confidential - For Internal Use Only

CUSIP CHART TO COME

Final 3.29.10          Page 7 of 16    Confidential - For Internal Use Only

Q & A – Important Information - 10:00 AM CT Meeting

IMPORTANT NEWS FOR SHAREHOLDERS
While we encourage you to read all of the proxy materials, you will find a brief overview of the proposals below. The overview and accompanying Q&A contain limited information, should be read in conjunction with, and are qualified by reference to, the more detailed information contained elsewhere in the Proxy Statement.
•	Shareholders of each of the Issuers listed above are being asked to approve the election of one nominated Director/Trustee (the “Nominee”) to the Board of Directors/Trustees of each Issuer.
•
Shareholders of each of the Issuers’ funds that had shareholders as of March 19th, 2010 (the “Funds”) are being asked to approve a management agreement with American Century Investment Management, Inc.

Questions and Answers

Q.	When will the special meeting be held? Who can vote?
A.
The special meeting will be held on June 16, 2010, at 10:00 a.m. Central time at American Century’s office at 4500 Main Street, Kansas City, Missouri. Please note, this will be a business meeting only. No presentations about the funds are planned. If you owned shares of one of the Funds at the close of business on March 19, 2010, you are entitled to vote, even if you later sold the shares. Each shareholder is entitled to one vote per dollar of shares owned, with fractional dollars voting proportionally.

Q.	Who is the Nominee for election to the Boards of Directors/Trustees?
A.	The Nominee, who currently serves on the Boards of Directors/Trustees (the “Boards”) but has not previously been elected by shareholders, is Frederick L.A. Grauer.
Q.	Why are Shareholders being asked to approve management agreements for the Funds?
A.
On February 16, 2010, Co-Chairman Richard W. Brown succeeded James E. Stowers, Jr., the 86-year-old founder of American Century Investments,  as trustee of a trust that holds a greater-than-25% voting interest in American Century Companies, Inc. (“ACC”).  Under the Investment Company Act of 1940, this is presumed to represent control of ACC even though it is less than a majority interest.  Because ACC is the parent corporation of the Funds' advisor, the change of trustee is considered a technical assignment of the Funds' management agreements.  Under the 1940 Act, an assignment requires the automatic termination of such agreements.  Shareholders are being asked to approve new management agreements that are substantially similar to the terminated agreements. The Funds are currently being managed pursuant to interim management agreements.  Further information on the deemed assignment and termination of the agreements is contained in the Proxy Statement.

Q.	How are the Funds currently being managed?
A.
The Funds are currently being managed pursuant to interim management agreements approved by their Boards.  These agreements are substantially identical to the recently terminated agreements (with the exception of different effective and termination dates) and do not change the Funds, their investment objectives or strategies, fees or services provided.

Q.	Who is being asked to approve Fund management agreements?
A.
Shareholders of each Fund are being asked to approve the new management agreements.  However, because management agreements for new share classes of some Funds took effect after the change of trustee described above, they did not terminate and do not require shareholder approval.

Q.	How do the Boards of each Fund recommend that I vote?
A.
The Boards, including all of the Independent Directors/Trustees, unanimously recommend you vote FOR all of the proposals. For a discussion of the factors the Boards considered in approving these proposals, see the accompanying materials.

Q.	My holdings in the Funds are small, why should I vote?
A.
Your vote makes a difference. If many shareholders do not vote their proxies, your Fund may not receive enough votes to go forward with its special meeting. This means additional costs will be incurred to solicit votes to determine the outcome of the proposals.

Final 3.29.10          Page 8 of 16    Confidential - For Internal Use Only

Q.	Why are multiple proxy cards enclosed?
A.
You will receive a proxy card for each of the Funds in which you are a shareholder. In addition, if you own shares of the same Fund in multiple accounts that are titled differently, you will receive a proxy card for each account.

Q.	How do I cast my vote?
A.
You may vote online, by phone, by mail, by fax or in person at the special meeting. To vote online, access the Web site listed on a proxy card. To vote by telephone, call the toll-free number listed on a proxy card. To vote online or by telephone, you will need the number that appears in the gray box on each of your proxy cards. To vote by mail, complete, sign and send us the enclosed proxy card(s) in the enclosed postage-paid envelope. To vote by fax, complete and sign the proxy card(s) and fax both sides to the toll-free number listed on a proxy card. You also may vote in person at the special meeting on June 16, 2010. If you need more information or have any questions on how to cast your vote, call our proxy solicitor at 1-866-450-8467.

Final 3.29.10          Page 9 of 16    Confidential - For Internal Use Only

Q & A – Important Information - 10:30 AM CT Meeting

IMPORTANT NEWS FOR SHAREHOLDERS
While we encourage you to read all of the proxy materials, you will find a brief overview of the proposals below. The overview and accompanying Q&A contain limited information, should be read in conjunction with, and are qualified by reference to, the more detailed information contained elsewhere in the Proxy Statement.
•	Shareholders of each of the Issuers listed above are being asked to approve the election of one nominated Director (the “Nominee”) to the Board of Directors of each Issuer.
•	Shareholders of each of the Issuers’ funds (the “Funds”) are being asked to approve a management agreement with American Century Investment Management, Inc.
•	Shareholders of the Equity Index Fund are being asked to approve a subadvisory agreement between American Century Investment Management, Inc. and Northern Trust Investments, N.A.
•	Shareholders of the International Value Fund are being asked to approve a subadvisory agreement between American Century Investment Management, Inc. and Templeton Investments Counsel, LLC.
•
Shareholders of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc. and American Century World Mutual Funds, Inc. are being asked to approve an amendment to those Issuers’ Articles of Incorporation.

Questions and Answers

Q.	When will the special meeting be held? Who can vote?
A.
The special meeting will be held on June 16, 2010, at 10:30 a.m. Central time at American Century’s office at 4500 Main Street, Kansas City, Missouri. Please note, this will be a business meeting only. No presentations about the funds are planned. If you owned shares of one of the Funds at the close of business on March 19, 2010, you are entitled to vote, even if you later sold the shares. Each shareholder is entitled to one vote per dollar of shares owned, with fractional dollars voting proportionally.

Q	Who is the Nominee for election to the Board of Directors?
A.	The Nominee, who currently serves on the Boards of Directors (the “Boards”) but has not previously been elected by shareholders, is John R. Whitten.
Q.	Why are shareholders being asked to approve management agreements for the Funds?
A.
On February 16, 2010, Co-Chairman Richard W. Brown succeeded James E. Stowers, Jr., the 86-year-old founder of American Century Investments,  as trustee of a trust that holds a greater-than-25% voting interest in American Century Companies, Inc. (“ACC”).  Under the Investment Company Act of 1940, this is presumed to represent control of ACC even though it is less than a majority interest.  Because ACC is the parent corporation of the Funds' advisor, the change of trustee is considered a technical assignment of the Funds' management agreements.  Under the 1940 Act, an assignment requires the automatic termination of such agreements.  Shareholders are being asked to approve new management agreements that are substantially similar to the terminated agreements. The Funds are currently being managed pursuant to interim management agreements.  Further information on the deemed assignment and termination of the agreements is contained in the Proxy Statement.

Q.	How are the Funds currently being managed?
A.
The Funds are currently being managed pursuant to interim management agreements approved by their Boards.  These agreements are substantially identical to the recently terminated agreements (with the exception of different effective and termination dates) and do not change the Funds, their investment objectives or strategies, fees or services provided.

Q.	Who is being asked to approve Fund management agreements?
A.
Shareholders of each Fund are being asked to approve the new management agreements.  However, because management agreements for new share classes of some Funds took effect after the change of trustee described above, they did not terminate and do not require shareholder approval.

Q.	Why are some shareholders being asked to approve an amendment to Articles of Incorporation?
A.
This proposal is intended to achieve consistency among the Articles of Incorporation of all the Issuers served by the Boards.  The law of Maryland, the Issuers' state of incorporation, permits corporations to provide directors with some protection from personal liability.  All of the Issuers whose shareholders are not being asked to approve this amendment already have such a provision in their Articles of Incorporation.

Q.	How do the Boards of each Fund recommend that I vote?
A.
The Boards, including all of the Independent Directors, unanimously recommend you vote FOR all of the proposals. For a discussion of the factors the Boards considered in approving these proposals, see the accompanying materials.

Final 3.29.10          Page 10 of 16    Confidential - For Internal Use Only

Q.	My holdings in the Funds are small, why should I vote?
A.
Your vote makes a difference. If many shareholders do not vote their proxies, your Fund may not receive enough votes to go forward with its special meeting. This means additional costs will be incurred to solicit votes to determine the outcome of the proposals.

Q.	Why are multiple proxy cards enclosed?
A.
You will receive a proxy card for each of the Funds in which you are a shareholder. In addition, if you own shares of the same Fund in multiple accounts that are titled differently, you will receive a proxy card for each account.

Q.	How do I cast my vote?
A.
You may vote online, by phone, by mail, by fax or in person at the special meeting. To vote online, access the Web site listed on a proxy card. To vote by telephone, call the toll-free number listed on a proxy card. To vote online or by telephone, you will need the number that appears in the gray box on each of your proxy cards. To vote by mail, complete, sign and send us the enclosed proxy card(s) in the enclosed postage-paid envelope. To vote by fax, complete and sign the proxy card(s) and fax both sides to the toll-free number listed on a proxy card. You also may vote in person at the special meeting on June 16, 2010. If you need more information or have any questions on how to cast your vote, call our proxy solicitor at 1-866-450-8467.

Final 3.29.10          Page 11 of 16    Confidential - For Internal Use Only

American Century Investments
DRAFT Outbound Solicitation Script
Meeting Date: June 16th, 2010
Toll Free Phone # 1-866-450-8467

Greeting:

Hello, is Mr./Ms. _________ available please?

Hi Mr./Ms. __________, my name is <Agent Name> and I am calling on behalf of American Century Investments on a recorded line. Recently we sent you proxy materials for the upcoming Special Meeting of Shareholders to be held on June 16th, 2010 and have not received your proxy.  Your Fund’s Board of Directors is recommending that you vote in favor of the proposals.  Would you like to vote along with the recommendations of the board?

For the record, would you please state your full name and mailing address?

Are you authorized to vote on all shares?

Again, my name is <Agent Name>, a proxy voting specialist on behalf of American Century Investments. Today’s date is_________and the time is __________ Eastern Time.

Mr./Ms. __________, I have recorded your [FAVORABLE / AGAINST / ABSTAIN] vote for all of your American Century Investments accounts and will be sending you a written confirmation for each.  If you wish to make any changes you may contact us by calling 1-866-450-8467. Thank you very much for your participation and have a great day/evening.

If Not Received:
I can resend the materials to you. Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip) Do you have an email address this can be sent to? (If yes, enter email address in the notes and read it back phonetically to the shareholder)

Thank you. (If email, the only way to vote is to call 1-866-450-8467, the number is listed in the body of the email) You should receive these materials shortly and the materials will inform you of the methods available to you to cast your vote, one of which is to call us back at 1-866-450-8467.

If Not Interested:
(Use rebuttal)  I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important.  Please fill out and return your proxy card at your earliest convenience.  If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

Final 3.29.10          Page 12 of 16    Confidential - For Internal Use Only

INBOUND SCRIPT:

“Thank you for calling the Proxy Services Center for American Century Investments. My name is <Agent Name> and this call is being recorded for quality assurance.  How may I assist you today?”

(If the shareholder is calling to vote and all proxy related questions have been answered, proceed with voting script)
Again, my name is <Agent Name>, a proxy-voting specialist on behalf of American Century Investments. Today’s date is_______and the time is __________ E.T.

Would you please state your full name and full mailing address?

Are you authorized to vote all shares? (If yes, proceed with voting process. If no, identify with shareholder which accounts s/he is authorized to vote and proceed with voting process)

The Board of Directors of American Century Investments has unanimously approved the proposals as set forth in the material you received and recommend a favorable vote for the proposals. How do you wish to vote your account(s)? (Record all votes as shareholder requests)

Mr./Ms. ___________, I have recorded your [FAVORABLE / AGAINST / ABSTAIN] vote for all of your American Century Investments accounts and will be sending you a written confirmation for each.  If you wish to make any changes you may contact us by calling 1-866-450-8467. Thank you very much for your participation and have a great day/evening.

Final 3.29.10          Page 13 of 16    Confidential - For Internal Use Only

WARM TRANSFER SCRIPT

I:  FUND TRANSFERS TO BROADRIDGE:

After confirming that shareholder either wants to vote by telephone or has questions, or that the FA/Broker has questions related to the proxy materials:

*American Century Investments representative transfers shareholder or FA/Broker to Broadridge by dialing assigned campaign toll free number: 866-450-8467.

*Broadridge agent greets American Century Investments representative with campaign inbound greeting.

*American Century Investments representative introduces himself/herself to Broadridge representative.

*American Century Investments representative states the shareholder name and address or the FA/Broker name and firm name and provides a brief recap of the nature of the call as well as information that will allow the Broadridge representative to access the account (if such information is available at that time).

*American Century Investments representative connects the caller to the Broadridge representative and by doing so, exits the call.

Script Suggestion for shareholder Scenario:

Broadridge representative: Thank you for calling the Broadridge Proxy Services Center for the (Fund name). My name is <agent name> and we are on a recorded line. How may I help you?

American Century Investments representative:  Hello, this is (agent name) from (American Century Call Center).  I have (shareholder name) on the phone to (vote their proxy/ask a question etc). The (address or phone number) of the shareholder is (applicable information). May I transfer the call?

Broadridge representative:  I can assist (shareholder name), please pass the call through.
<shareholder is passed through, American Century Investments representative exits the call>
Broadridge Agent: “Thank you for holding <callers formal name>. My name is <agent name> and we are on a recorded line. How can I help you today?

Script Suggestion for FA/Broker Scenario:

Broadridge representative: Thank you for calling the Broadridge Proxy Services Center for the American Century Investments. My name is <agent name> and we are on a recorded line. How may I help you?

American Century Investments representative:  Hello, this is (agent name) from American Century Investments.  I have (Broker/FA name) on the phone from (name of firm) and s/he has a question(s) regarding the proxy materials. May I transfer the call?

Broadridge representative:  I can assist (Broker/FA name).  Please pass the call through.
<shareholder is passed through, Fund representative exits the call>

Broadridge representative: “Thank you for holding <callers formal name>. My name is <agent name> and we are on a recorded line. How may I help you ?

Final 3.29.10          Page 14 of 16    Confidential - For Internal Use Only

II:     BROADRIDGE TRANSFERS TO FUND

If shareholder has questions regarding his/her account or in-depth investment questions during the course of the vote solicitation call, the Broadridge representative will transfer the call to the American Century Investments call center, or other predetermined telephone number.

Broadridge representative transfers shareholder to American Century Investments at (number to be provided by fund)

*Broadridge representative introduces himself/herself to American Century Investments representative.
*Broadridge representative states the shareholder name and address or other qualifying information.
*Broadridge representative transfers the call to the American Century Investments representative and by doing, so, exits the call.

Script Suggestion:

American Century Investements representative answers with inbound greeting.

Broadridge representative:   Hello, this is (agent name) from Broadridge. I have (callers name) on the phone and s/he has a question about (describe scenario). The (name, account number or other identifiable information) of the (caller) is (applicable information). May I transfer the call?  .
American Century Investments representative:  (responds accordingly)

Broadridge representative: (transfers caller and by doing so, exits the call)

Final 3.29.10          Page 15 of 16    Confidential - For Internal Use Only

ANSWERING MACHINE MESSAGE:

Hello, my name is <Agent Name> and I am a proxy voting specialist for American Century Investments. You should have received proxy material in the mail concerning the Special Meeting of Shareholders to be held on June 16th, 2010.

Your participation is very important.  To vote over the telephone, call toll-free at 1-866-450-8467 and a proxy voting specialist will assist you with voting your shares.  Specialists are available Monday through Friday, 8:00 AM to 8:00 PM and Saturday 10:00AM to 3:00 PM Eastern Time. Voting takes just a few moments and will benefit all shareholders.

Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE:

Hello, this is the Broadridge Proxy Service Center calling with an important message on behalf of American Century Investments. You should have received proxy material in the mail concerning the Special Meeting of Shareholders to be held on June 16th, 2010.

Your participation is very important.  To vote over the telephone, call toll-free at 1-866-450-8467 and a proxy voting specialist will assist you with voting your shares.  Specialists are available Monday through Friday, 9:30 AM – 9:00 PM and Saturday 10:00AM – 6:00 PM Eastern Time.  Voting takes just a few moments and will benefit all shareholders.

Thank you for your prompt attention to this matter.

INBOUND - CLOSED RECORDING:

“Thank you for calling the Broadridge Proxy Services Center for American Century Investments.  Our offices are now closed.  Please call us back during our normal business hours  which are, Monday through Friday, 8:00 AM to 8:00 PM and Saturday 10:00 AM to 3:00 PM  Eastern Time.  Thank you.”

INBOUND - CALL IN QUEUE MESSAGE:

“Thank you for calling the Broadridge Proxy Services Center for American Century Investments. Our proxy specialists are currently assisting other shareholders.  Your call is important to us.  Please continue to hold and your call will be answered in the order in which it was received.”

END OF CAMPAIGN MESSAGE:

“Thank you for calling the Broadridge Proxy Services Center for American Century Investments. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related shareholder calls. If you have questions about your American Century Investments, please contact your Financial Advisor or call American Century Investments at      1-800-345-2021. Thank you for investing with American Century Investments."

Final 3.29.10          Page 16 of 16    Confidential - For Internal Use Only